                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Company Contact:                                    Contact:
Gary J. Dailey                                      Gene Marbach
Chief Financial Officer                             Investor Relations
EVERLAST WORLDWIDE INC.                             MAKOVSKY & Company Inc.
212-239-0990                                        212-508-9600

       EVERLAST WORLDWIDE INC. REPORTS RESULTS FOR SECOND QUARTER AND SIX
                           MONTHS ENDED JUNE 30, 2005

         SECOND QUARTER NET REVENUES FROM CONTINUING OPERATIONS GROW 36%
                            TO RECORD $12.5 MILLION;
      FIRST HALF NET REVENUES INCREASE 29% TO $24.7 MILLION, ALSO A RECORD

            NEW YORK,  New York,  August 05, 2005 - Everlast(R)  Worldwide  Inc.
(Nasdaq:  EVST),  manufacturer,  marketer  and  licensor of  sporting  goods and apparel under the Everlast brand name, today reported its financial  results for the second quarter and six-months ended June 30, 2005.

            The  Company   reported  record  net  revenues  for  its  continuing
operations  of $12.5  million for its fiscal 2005 second  quarter ended June 30,
2005,  representing  an increase of 36% over net revenues of $9.2 million in the prior year period.  The increase in net revenues was  attributable  to net sales from continuing  apparel  operations and sporting goods,  which increased 41% to
$9.5 million  compared  with $6.8 million in the second  quarter of fiscal 2004.
Net licensing  revenues  advanced 22% to $2.9 million compared with $2.4 million in the prior period.  For the six-months ended June 2005, net revenues increased
29% to $24.7 million,  over the 2004 corresponding period, led by a 35% increase in licensing revenues along with a 28% increase in continuing apparel operations and sporting goods net sales.

            During the second  quarter  the  Company's  operating  results  were impacted  by certain  unusual  and  non-recurring  events  aggregating  $600,000 consisting of: $273,000 for a minimum  withdrawal  pension liability  settlement with the former union  representing  employees of the Bronx,  New York  facility which was  closed in  December  2003;  $100,000  of higher air  freight  charges associated  with the  United  States'  imposition  of tariff  and  import  quota

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PAGE TWO

restrictions on products  manufactured in China, causing the Company to air ship in  product  before  quota  restrictions  went into  affect and  enabling  us to maintain  customer  relationships  and ensure future  business;  and $230,000 in higher promotion and marketing  development  funds to our customers for products sold in connection with "The Contender"  reality  television  show,  which funds were used to markdown out of season apparel due to  programming  delays the show experienced  from  November  to March.  Operating  income  and  earnings  before interest,  taxes,  depreciation and amortization ("EBITDA"),  adjusted for these costs  would have been  $626,000  and $1 million,  respectively  for the quarter ending  June 30,  2005,  as  compared to  $448,000  and  $900,000  over the 2004 comparable  period.  For the six  months  ended  June  30,  2005,  our  adjusted operating income and EBITDA was $1.3 million and $2.1 million,  respectively, as compared  to $1 million and $2 million,  respectively  over the 2004  comparable period.  Net income  adjusted for these  non-recurring  costs was  approximately breakeven,  or $ nil per share from  continuing  operations for the three months ended June 30, 2005 and $56,000,  or $0.02 per basic  share,  for the six months ended June 30, 2005 period.  Reported net loss was $596,000, or $0.18 per common share, for the quarter ended June 30, 2005 and the reported net loss for the six months ended June 30, 2005 was $689,000, or $0.21 per common share.

             "Our second quarter historically has been our most challenging one, yet we achieved  tremendous growth in net revenues with a 36% increase over last year, led by a 41% increase in continuing  apparel and sporting goods net sales.
During the quarter we incurred $600,000 of unusual and non-recurring  costs that impacted our operating results. Our operating income from continuing operations, adjusted for these costs,  was $626,000 and $1.3 million for the quarter and six months  ended  June  30,  2005  periods,  respectively.  I am  pleased  with the significant  increases in our net revenues over the 2004 periods. Our results of operations  and  financial  condition  continue  to benefit  from our  strategic initiatives  that we have undertaken over the last twelve months.  We believe we will show double digit increases in EBITDA and income from continuing operations over the next six months as  compared  to 2004  period  amounts,"  said George Q
Horowitz, Chairman and Chief Executive Officer of Everlast Worldwide Inc.

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PAGE THREE

ABOUT EVERLAST WORLDWIDE INC.
            Everlast Worldwide Inc.  manufactures  markets and licenses sporting goods and apparel products under the Everlast brand name.  Since 1910,  Everlast has been the  preeminent  brand in the  world of  boxing  and is among  the most dominant brands in the overall sporting goods and apparel  industries.  Over the past 90 years,  Everlast  products  have become the  "Choice of  Champions(TM)", having been used for  training  and  professional  fights by many of the biggest names in the sport.  Everlast is the market  leader in nearly all of its product categories,  responsible  for  leading  eight  of the top ten  boxing  equipment products in sales.  Through its apparel  division,  Everlast  men's  active wear products are sold to over 20,000 retail  locations  throughout the United States and Canada,  including a variety of department stores, specialty stores, catalog operations and better mass merchandisers. In addition to producing and marketing the equipment and  accessories,  Everlast  Worldwide Inc.  licenses its brand to providers  of men's and women's  sportswear  and active wear,  children's  wear, footwear,  watches,  cardiovascular  exercise  equipment,  nutritional foods and gym/duffel bags to name just a few categories.  At the retail level,  Everlast's licensed products generate over $700 million in revenues. The company's Web site can be found at http://www.everlast.com.

            Statements  made in this Press Release that are estimates of past or future  performance are based on a number of factors,  some of which are outside of the Company's control.  Statements made in this Press
            Release  that  state  the  intentions,   beliefs,   expectations  or
            predictions of Everlast  Worldwide,  Inc. and its management for the future are forward-looking  statements. It is important to note that actual results could differ  materially from those projected in such forward-looking  statements.  Information  concerning  factors  that could  cause  actual  results  to differ  materially  from  those in forward-looking statements is contained from time to time in filings
            of  Everlast  Worldwide  with  the  U.S.   Securities  and  Exchange
            Commission.  Copies of these  filings may be obtained by  contacting
            Everlast Worldwide or the SEC

                                      # # #

                                 (Tables Follow)

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                          Three Months Ended                  Six Months Ended
                                                               June 30,                           June 30,
                                                       --------------------------------   -----------------------------

                                                           2005             2004             2005               2004
                                                           ----             ----             ----               ----
                                                       (Unaudited)       (Unaudited)       (Unaudited)      (Unaudited)

Net sales                                             $  9,539,000      $  6,765,000      $ 18,660,000      $ 14,629,000
Net license revenues                                     2,938,000         2,401,000         6,038,000         4,477,000
                                                      ------------      ------------      ------------      ------------
Net revenues                                            12,477,000         9,166,000        24,698,000        19,106,000
                                                      ------------      ------------      ------------      ------------

Cost of goods sold                                       8,237,000         4,401,000        15,775,000        10,197,000
                                                      ------------      ------------      ------------      ------------

Gross profit                                             4,240,000         4,765,000         8,923,000         8,909,000

Operating expenses:
    Selling and shipping                                 2,045,000         2,453,000         4,218,000        4,136,0008
    General and administrative                           1,671,000         1,636,000         3,267,000         3,294,000
    Restructuring and non-recurring charges                273,000              --             273,000              --
    Costs in connection with warrant issuance                 --                --             182,000              --
    Amortization                                           228,000           228,000           456,000           456,000
                                                                                                            ------------
                                                      ------------      ------------      ------------
                                                         4,217,000         4,317,000         8,396,000         7,886,000
                                                      ------------      ------------      ------------      ------------

Income from continuing operations                           23,000           448,000           527,000         1,023,000
                                                      ------------      ------------      ------------      ------------

Other income (expense):
  Interest expense and financing costs                    (523,000)         (309,000)       (1,077,000)         (624,000)
  Interest expense on redeemable
    participating preferred stock                             --             (63,000)                           (214,000)
  Investment income                                          5,000             4,000            11,000             8,000
                                                      ------------      ------------      ------------      ------------
                                                          (518,000)         (368,000)       (1,066,000)         (830,000)
                                                      ------------      ------------      ------------      ------------

Income (loss) before (benefit) provision for              (495,000)           80,000          (539,000)          193,000
income taxes from continuing operations

(Benefit) provision  for income taxes                     (144,000)         (111,000)         (167,000)          238,000
                                                      ------------      ------------      ------------      ------------

Net loss from continuing operations                   ($   351,000)     ($    31,000)     ($   372,000)     ($    45,000)
                                                      ============      ============      ============      ============

Income (loss) from discontinued component,                (245,000)          110,000          (317,000)          312,000
net of tax
                                                      ------------      ------------      ------------      ------------

Net income (loss) available to common
 stockholders                                         ($   596,000)     $     79,000      ($   689,000)     $    267,000
                                                      ============      ============      ============      ============

Basic earnings (loss) per share from continuing       ($      0.11)     ($      0.01)     ($      0.12)     ($      0.01)
operations
                                                      ============      ============      ============      ============
Diluted earnings (loss) per share from continuing     ($      0.11)     ($      0.01)     ($      0.12)     ($      0.01)
 operations
                                                      ============      ============      ============      ============
Basic income (loss) per share from discontinued       ($      0.07)     $       0.04      ($      0.09)     $       0.10
component
                                                      ============      ============      ============      ============
Diluted income (loss) per share from discontinued     ($      0.07)     $       0.04      ($      0.09)     $       0.10
component
                                                      ============      ============      ============      ============
Net basic earnings (loss) per share                   ($      0.18)     $       0.03      ($      0.21)     $       0.09
                                                      ============      ============      ============      ============
Net diluted earnings (loss) per share                 ($      0.18)     $       0.03      ($      0.21)     $       0.09
                                                      ============      ============      ============      ============

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                   JUNE 30,       DECEMBER 31,
                                                                    2005             2004
                                                                ------------    --------------

ASSETS

Current assets:
  Cash and cash equivalents                                    $    189,000      $    649,000
  Accounts receivable - net                                       9,094,000         9,781,000
  Inventories                                                    11,373,000        11,762,000
  Inventories of discontinued component                              71,000         1,020,000
  Prepaid expenses and other current assets                       1,352,000           921,000
                                                               ------------      ------------
       Total current assets                                      22,079,000        24,133,000

 Property and equipment, net                                      6,083,000         6,182,000
 Goodwill                                                         6,718,000         6,718,000
 Trademarks, net                                                 23,120,000        23,576,000
 Restricted cash                                                  1,041,000         1,028,000
 Other assets                                                     2,980,000         3,119,000
                                                               ------------      ------------
                                                               $ 62,021,000      $ 64,756,000
                                                               ============      ============

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of Series A redeemable                    $  3,000,000      $  3,000,000
   participating preferred stock
  Due to factor                                                   9,210,000        11,316,000
  Accounts payable                                                5,726,000         6,530,000
  Current maturities of long term debt                              234,000           249,000
  Deferred licensing revenues                                       955,000              --
  Accrued expenses and other liabilities                            841,000         1,062,000
                                                               ------------      ------------
       Total current liabilities                                 19,966,000        22,157,000

  License deposits payable                                          453,000           440,000
  Series A redeemable participating preferred stock              22,000,000        22,000,000
  Notes payable                                                   4,000,000         4,000,000
  Other liabilities                                                    --             190,000
  Long term debt, net of current maturities                       2,568,000         2,643,000
                                                               ------------      ------------
Total liabilities                                                48,987,000        51,430,000
                                                               ------------      ------------

Stockholders' equity:
Common stock, par value $.002; 19,000,000 shares
   authorized, 3,277,836 and  3,070,359 outstanding                   8,000             7,000
Class A common stock, par value $.01; 100,000 shares
   authorized; 100,000 shares issued and outstanding                  1,000             1,000
Paid-in capital                                                  12,216,000        11,821,000
Retained earnings                                                 1,536,000         2,224,000
                                                               ------------      ------------
                                                                 13,761,000        14,053,000
  Less treasury stock                                              (727,000)         (727,000)
                                                               ------------      ------------
       Total stockholders' equity                                13,034,000        13,326,000
                                                               ------------      ------------
                                                               $ 62,021,000      $ 64,756,000
                                                               ============      ============

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

          RECONCILIATION OF GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
                             TO NON-GAAP INFORMATION

                                                                 Three Months Ended                  Six Months Ended
                                                                      June 30,                            June 30,
                                                            ------------------------------   ----------------------------------

                                                                2005            2004              2005            2004
                                                                ----            ----              ----            ----
                                                            (Unaudited)      (Unaudited)      (Unaudited)      (Unaudited)

Income (loss) before provision for income taxes from          (495,000)        80,000           (539,000)         193,000
continuing operations as reported GAAP basis
                                                           -----------      -----------      -----------      -----------

Adjustments:
Restructuring and non-recurring costs                          603,000             --            603,000             --
Costs in connection with warrant issuance                         --               --            182,000             --
                                                           -----------      -----------      -----------      -----------

Adjusted income from operations before provisions for          108,000           80,000          246,000          193,000
income taxes                                                      --
                                                           -----------      -----------      -----------      -----------

Provision for income taxes, as adjusted                       (131,000)        (111,000)         190,000          238,000
                                                           -----------      -----------      -----------      -----------

Adjusted net income (loss) from continuing operations      ($   23,000)     ($   31,000)     $    56,000      ( $ 45,000)
                                                           ===========      ===========      ===========      ===========

Adjusted basic earnings (loss) per share                   ($     0.01)     ($     0.01)     $      0.02      ($     0.01)
                                                           ===========      ===========      ===========      ===========

Adjusted EBITDA (Earnings excluding certain costs
before interest, taxes, depreciation and amortization)     $ 1,018,000      $   908,000      $ 2,087,000      $ 1,968,000
                                                           ===========      ===========      ===========      ===========

Non-GAAP  results:  To supplement its financial  statements  presented on a GAAP basis,  the Company uses non-GAAP  additional  measures of continuing  operating results,  net earnings,  earnings per basic share and EBITDA adjusted to exclude certain  aforementioned  non-recurring  and  restructuring  costs.  The  Company believes that the use of these additional  measures is appropriate to enhance an overall  understanding of its past financial  performance and also its prospects for the  future  as these  pro-forma  costs are not  expected  to be part of the
Company's  ongoing  business on an annualized  basis.  These  adjustments to the
Company's GAAP results are made with the intent of providing both management and investors  with a more  complete  understanding  of the  underlying  operational results and trends and its  marketplace  performance.  The  presentation of this additional  information  is not  meant to be  considered  in  isolation  or as a substitute  for net earnings or earnings per share  prepared in accordance  with generally accepted accounting principles in the United States.